EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in
Registration Statement No. 333-32107     of
MidSouth Bancorp, Inc. on Form S-3D and
Registration Statement No. 33-62773 on Form S-8 of our report dated February 7, 2003, appearing in this Annual Report on Form 10-KSB of MidSouth
Bancorp, Inc. for the year ended December 31, 2002.



DELOITTE & TOUCHE, LLP
New Orleans, Louisiana

March 28, 2003